UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 13, 2016

CHIMERA INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	1-33796	26-0630461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Avenue, 32nd Fl
New York, New York (Address of principal executive offices)	10022 (Zip Code)

Registrant’s telephone number, including area code:   (212) 205-6300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Statement regarding FHFA Final Rule Amending Regulation on Federal Home Loan Bank Membership

The new rule announced today, for the regulation of Federal Home Loan Bank captive insurance company membership, is not unexpected and does not impact the Company’s current investment portfolio or the Company’s potential to create long-term shareholder value.  The Company’s captive insurance company was accepted as a member of the FHLB in September 2015 after the FHFA announced it was considering the new rule. The Company has managed its funding to take into account implementation of the rule. As of December 31, 2015, the Company had no outstanding advances or funding with the FHLB.

The information in Item 7.01 of this Current Report is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. This information shall not be deemed to be incorporated by reference into any filing of the registrant under the Securities Act of 1933 or the Exchange Act regardless of any general incorporation language in such filing.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chimera Investment Corporation

By:	/s/ Rob Colligan
Name: Rob Colligan
Title: Chief Financial Officer

Date: January 13, 2016